Exhibit 99.1

CONTACT:	Investor Relations	RELEASE:	September 27, 2013
(616) 772-1590, ext. 4207

GENTEX COMPLETES ACQUISITION OF HOMELINK®

Zeeland, Michigan, September 27, 2013 – Gentex Corporation, (The Nasdaq Global Select Market: GNTX), the Zeeland, Michigan-based manufacturer of automotive automatic-dimming rearview mirrors, automotive electronics, dimmable aircraft windows, and fire protection products, has completed the previously announced acquisition of Johnson Controls’ HomeLink® business. The acquisition was completed on September 27, 2013.

HomeLink® is a vehicle-based control system that enables drivers to remotely activate garage door openers, entry door locks, home lighting, security systems, entry gates, and other radio frequency convenience products. HomeLink® is currently offered in all automotive brands, is compatible with more than 99 percent of garage door opening systems, and is sold in North America, Europe, Africa, Asia/Pacific and the Middle East.

Gentex has been integrating HomeLink into its automatic-dimming rearview mirrors for more than 10 years. The acquisition secures Gentex’s current customer and product offerings in HomeLink mirrors, and enables new opportunities for Gentex to provide HomeLink for all automotive interior applications.

“HomeLink® is highly appreciated by our customers, and we have been very successful in combining it with all of our other electronic technologies,” said Gentex Chairman of the Board and Chief Executive Officer Fred Bauer. “Gentex looks forward to leveraging this success to use the HomeLink® acquisition to enable and expand our capabilities beyond the mirror.”

Under the terms of the agreement, Gentex has acquired all of Johnson Controls’ HomeLink assets, intellectual property, testing facilities, and certain employees who manage and support the business.

Safe Harbor for Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “forecast”, “goal”, “hope”, “may”, “plan”, “project”, “will”, and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages; higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business; integration of the newly acquired HomeLink business operations; retention of the newly acquired customers of the HomeLink business; and expansion of product offerings including those incorporating HomeLink technology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading “Risk Factors” in the Company’s latest Form 10-K and Form 10-Q filed with the SEC.

About The Company

Founded in 1974, Gentex Corporation (The Nasdaq Global Select Market: GNTX) is a supplier of automatic-dimming rearview mirrors and electronics to the automotive industry, dimmable aircraft windows for aviation markets, and fire protection products to the fire protection market. Visit the Company’s web site at www.gentex.com.

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